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                                                                    EXHIBIT 99.1

                    CALCULATION OF ADDITIONAL PURCHASE PRICE

         1. Definitions. As used herein, the following terms have the following meanings. In addition, capitalized terms used by not defined herein have the meanings set forth in the Purchase Agreement to which this Exhibit is attached.

                  "Achievement Percentage" shall mean the sum of the Revenue Percentage and Operating Income Percentage.

                  "Adjusted Operating Income" means the following during the Calculation Period: (i) the income (but not loss) from operations of the Company (revenues, less cost of revenues, compensation expense and general and administrative costs) calculated in accordance with GAAP (without including any operating income from any sale included in the Buyer Operating Income Adjustment and excluding (i) payments made pursuant to the Bonus Plan and (ii) costs associated with the Company's human resources and information technology departments) plus (ii) the Buyer Operating Income Adjustment.

                  "Adjusted Revenue" means the following during the Calculation
Period: (i) revenue recognized by the Company for sales of products net of related costs of goods sold, and revenue from professional and managed services, all calculated in accordance with GAAP (without including any revenue from any sale included in the Buyer Revenue Adjustment) plus (ii) the Buyer Revenue Adjustment.

                  "Buyer Operating Income Adjustment" means an amount equal to 12% of Buyer Product Revenue during the Calculation Period.

                  "Buyer Product Revenue" means the sales price recognized as revenue by Buyer for any product of Buyer sold by the Company during the Calculation Period in accordance with generally accepted accounting principles, but only so long as Buyer has specifically approved such sale in writing by the Company prior to the time the purchase order from the customer is received.

                  "Buyer Revenue Adjustment" means an amount equal to 50% of the Buyer Product Revenue during the Calculation Period.

                  "Calculation Period" means the period from May 1, 2001 through April 30, 2002.

                  "Operating Income Percentage" means the percentage obtained by
(i) dividing the Adjusted Operating Income by the Target Operating Income and
(ii) dividing the foregoing result by two; provided that if such result is less than 37.5%, the Operating Income Percentage shall be equal to zero (0), and if such result is greater than 50%, the Operating Income Percentage shall be equal to 50%. For purposes of example, the following table illustrates calculation of the Operating Income Percentage:



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
----------------------------------------------------------------------------------------------------------------------
Factor Obtained by Dividing Adjusted                         Operating Income Percentage
Operating Income by Target Operating Income
----------------------------------------------------------------------------------------------------------------------
105%                                                         50%
----------------------------------------------------------------------------------------------------------------------
100%                                                         50%
----------------------------------------------------------------------------------------------------------------------
90%                                                          45%
----------------------------------------------------------------------------------------------------------------------
80%                                                          40%
----------------------------------------------------------------------------------------------------------------------
75%                                                          37.5%
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74%                                                          0%
----------------------------------------------------------------------------------------------------------------------


         "Revenue Percentage" means the percentage obtained by (i) dividing the Adjusted Revenue by the Target Revenue and (ii) dividing the foregoing result by two (2); provided that if such result is less than 37.5%, the Revenue Percentage shall be equal to zero (0), and if such result is greater than 50%, the Revenue Percentage shall be equal to 50%. For purposes of example, the following table illustrates calculation of the Revenue Percentage:

----------------------------------------------------------------------------------------------------------------------
Factor Obtained by Dividing Adjusted                        Revenue Percentage
Revenue by Target Revenue
----------------------------------------------------------------------------------------------------------------------
105%                                                         50%
----------------------------------------------------------------------------------------------------------------------
100%                                                         50%
----------------------------------------------------------------------------------------------------------------------
90%                                                          45%
----------------------------------------------------------------------------------------------------------------------
80%                                                          40%
----------------------------------------------------------------------------------------------------------------------
75%                                                          37.5%
----------------------------------------------------------------------------------------------------------------------
74%                                                          0%
----------------------------------------------------------------------------------------------------------------------

                  "Target Operating Income" shall mean Six Million Four Hundred Thousand Dollars ($6,400,000) for the Calculation Period.

                  "Target Revenue" shall mean Thirty Five Million Dollars ($35,000,000) for the Calculation Period.

         2. Calculation of Additional Purchase Price. The amount of Additional Purchase Price payable to Buyer pursuant to Section 3.3 of the Purchase Agreement shall be equal to the product of Three Million Five Hundred Thousand Dollars ($3,500,000) multiplied by the decimal equivalent of the Achievement Percentage. In no circumstance shall the Additional Purchase Price be greater than Three Million Five Hundred Thousand Dollars ($3,500,000).

         3. Limitation on Intercompany Charges. The aggregate amount of intercompany charges and overhead allocations that Buyer may reflect in operating income of the Company, when calculating the Additional Purchase Price shall not exceed Six Hundred Thousand Dollars ($600,000) during the Calculation Period. Buyer shall be entitled to reflect charges up to that amount in accordance with whatever policies Buyer may adopt in its sole discretion. Neither direct costs paid by Buyer on behalf of the Company and charged to the Company nor cost allocations for the Company's employees' participation in benefit plans shall be subject to the limitation in this sentence.




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         4. No Other Payments. The Additional Purchase Price shall be a one (1)
time payment to Seller for operating results during the Calculation Period. No payment shall be due to Seller with respect to the revenue or operating income of the Company for any period before or after the Calculation Period.

         5. Rounding. All percentage calculations shall be rounded to the nearest one thousandth of one percent.

         6. Mergers and Acquisitions. In the event the Company acquires another entity or is acquired by another entity, no revenues or operating income from such other entity shall be included in Adjusted Operating Income or Adjusted Revenue.

         7. Conduct of Business. Buyer shall permit the Company to continue the business of the Company in the manner previously conducted and to maintain the Company's quality image and reputation consistent with past practices. Buyer shall not require expense reductions so long as quarterly revenue and operating income of the Company (using Buyer's financial year end) meets or exceeds the Company's plan attached hereto as Schedule 1. Nothing hereunder shall be construed as an obligation of Buyer to provide funding to the Company.




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